SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - January 12, 2006



                                 B&D Food, Corp.
             (Exact name of Registrant as specified in its Charter)




              Delaware                  000-21247              51-0373976
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation or Organization)      File Number)        Identification No.)



575 Madison Avenue, Suite 1006, New York, New York                   10027-2511
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (212) 937-8456

                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 12, 2006, Daniel Ollech resigned as a the Chief Executive Officer, Chief Financial Officer and Treasurer of B&D Food Corp. (the "Company"). Mr. Ollech will continue to serve as the Company's Chairman of the Board of Directors (the "Board") and as President of the Company.

(c) On January 18, 2006, the Company issued a news release to announce the appointment of Yaron Arbell as the Company's Chief Executive Officer, Yossi Haras as the Company's Chief Financial Officer and Jacques Ollech as the Company's Executive Vice President, each as of January 12, 2006. The news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      Mr. Arbell has 14 years of executive management experience. Mr. Arbell joined the Company in 2005. From 2002 to August 2005, Mr. Arbell served as Chief Executive Officer of (i) Mivtachim-The Workers Social Insurance Pension Fund Ltd., (ii) Insurance and Pension Fund of Construction and Public Works, Workers, Cooperative Association Ltd., (iii) The Insurance & Pension Fund of the Israeli Agricultural and Non Professional Workers Ltd., (iv) The Pension Fund of the Members of "Egged" Ltd. and (v) Hadassah Employee's Pension Fund Ltd. Mivtachim is the largest pension fund in Israel and the others are four other smaller pension funds. From 1991 to 2002, Mr. Arbell served as Chief Deputy of the Administrator General, the Official Receiver and the Public Trustee Office in Israel.

      Mr. Haras has over nine years of finance experience. Mr. Haras joined the Company in 2005. From 1996 to 2005, Mr. Haras worked for Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global where he served as a Senior Account Manager.

      Jacques Ollech has 20 years of experience in the coffee industry as a manufacturer, broker and distributor in Brazil, Russia, China, Europe and Israel. Mr. Ollech joined the Company in 2005. From 1991 to the present, Mr. Ollech has served as a director of the Livorno Group ("Livorno"), an international holding company with holdings in various world trading companies in the areas of coffee, sugar, and oil. Mr. Ollech is the brother of Daniel Ollech. Mr. Ollech owns a one-third interest in Livorno. Livorno owns approximately a 51% interest in the Company.


(d) On January 12, 2006, the Board appointed Yaron Arbell and Jacques Ollech to the Board in order to fill vacancies which existed on the Board.


Item 9.    Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Not Applicable.

            (d)   Exhibits.

                  Exhibit 99.1- Press Release by B&D Food Corp. dated
                                January 18, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 B&D FOOD, CORP.


Date:  January 18, 2006                          By:    /s/ Daniel Ollech
                                                        -----------------
                                                 Name:  Daniel Ollech
                                                 Title: President


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

                                  EXHIBIT INDEX



          Exhibit Number      Description
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               99.1           Press Release by B&D Food Corp. dated
                              January 18, 2006


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